50837.doc;2
                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary  Proxy  Statement
[ ] Confidential, For Use of the Commission Only ( as permitted by Rule 14a-6 (e) (2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  240.14a-11(c)  or  240.14a-12


                           NEW YORK HEALTH CARE, INC.
                       ___________________________________
                  (Name of Registrant as Specified in Charter)

           ___________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee Check the appropriate box):
[X]  No fee required.

[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee  paid  previously  with  preliminary  materials:

[ ]  Check  box  if  any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration No.:

     3)   Filing Party:

     4)   Date Filed:

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                            BROOKLYN, NEW YORK 11223

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of New York Health Care, Inc.:

     The Annual Meeting of Stockholders of New York Health Care, Inc. (the "Company") will be held at the offices of the Company, 1850 McDonald Avenue, Brooklyn, New York 11223 on February 13, 2004 at 10:00 A.M. local time, for the purpose of considering and voting upon the approval and adoption of the following:

     1. To elect seven directors to serve until the next Annual Meeting of Stockholders, or until their successors are elected and qualify;

     2. To ratify the selection of Weiser LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

     3. To transact such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

     Only holders of record of the Company at the close of business on January 16, 2004 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof.


                                        By  Order  of  the  Board  of  Directors

                                        /s/  Jacob  Rosenberg
                                        ----------------------
                                        Jacob  Rosenberg,  Secretary

January 22, 2004
                                    IMPORTANT

IT IS IMPORTANT THAT AS MANY SHARES AS POSSIBLE BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE THAT YOU DATE, SIGN AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITEDSTATES). YOUR PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT HAS BEEN VOTED.

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                            BROOKLYN, NEW YORK 11223

                                                       January 22, 2004

Dear  Stockholders:

     As President of New York Health Care, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of the Stockholders to be held on February 13, 2004 at the offices of the Company, 1850 McDonald Avenue, Brooklyn, New York, at 10:00 A.M. for the purpose of (i) electing seven directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualify; (ii) ratifying the selection of Weiser LLP as the Company's independent auditor for the fiscal year ended December 31, 2003; and
(iii) to conduct such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

     Your representation and vote are very important and your shares should be voted. Therefore, even if you do not plan to attend the Annual Meeting, we urge you to review and consider the enclosed proxy material and then complete, date and return the enclosed proxy.

                                     Very truly yours,

                                     NEW YORK HEALTH CARE, INC.

                                         By:  /s/ Jerry Braun
                                         ----------------------
                                         Jerry Braun, President

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                               BROOKLYN, NY 11223

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 13, 2004

                                 PROXY STATEMENT

GENERAL  INFORMATION

     This Proxy Statement is furnished to stockholders of New York Health Care, Inc., a New York corporation ("NYHC" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Friday, February 13, 2004, at 10:00 a.m. local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement. The Annual Meeting will be held at the Company's offices at 1850 McDonald Avenue, Brooklyn, New York 11223.

     These proxy solicitation materials are first being mailed on or about January 22, 2004 to all stockholders of the Company entitled to vote at the Annual Meeting.

REVOCABILITY  OF  PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (sent to the attention of Mr. Jacob Rosenberg, Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

VOTING  AND  SOLICITATION

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally or telephonically through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     Only stockholders of record at the close of business on January 16, 2004, are entitled to notice of and to vote at the Annual Meeting. As of January 16, 2004 24,938,936 shares of the Company's Common Stock were issued and outstanding. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on January 16, 2004. The Company's by-laws do not provide for cumulative voting by stockholders.

     A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Each matter to be submitted to a vote of the stockholders, other than the election of directors, must receive an affirmative vote of the majority of shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. Directors shall be elected by a plurality of the votes cast. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no legal effect under New York law. The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business and, except for the election of directors, should also be counted in tabulating votes cast on proposals presented to stockholders. The Company intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

     The shares represented by all valid proxies will be voted in accordance with the specifications therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR: 1) the election to the Board of Directors of the seven nominees listed below; and 2) the ratification of the selection of Weiser LLP as the Company's independent auditor for the fiscal year ending December 31, 2003. As to any other business, which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other such business.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

     The Amended and Restated Certificate of Incorporation of the Company provides for the Company's Board of Directors to serve until their successors have been duly elected and qualified, or until they resign, become disqualified or disabled, or are otherwise removed. The nominees for election to the Board of Directors are listed below. Charles J. Pendola and David C. Katz, who are currently directors of the Company, intend to complete their terms as directors and not stand for re-election. On January 20, 2004, the Board of Directors appointed Dennis O'Donnell, Mark Gray, Mordecai H. Dicker and Fred E. Nussbaum as additional directors to serve until the annual meeting scheduled for February 13, 2004.

NAME                    AGE               POSITION               DIRECTOR SINCE
----                    ---               --------               --------------

Jerry Braun              46  President, Chief Executive Officer      1983
                             and Director

Jacob Rosenberg          46  Vice President, Chief Operating         1983
                             Officer, Chief Financial and
                             Accounting Officer, Secretary
                             and Director

H. Gene Berger           63  Director                                1998

Dennis O'Donnell         48  Director and Chief Operating            2004
                             Officer of The Bio Balance Corp.

Mordecai H. Dicker       43  Director                                2004

Fred E. Nussbaum         56  Director                                2004

Mark Gray                45  Director                                2004


     Jerry Braun has been the President, Chief Executive Officer and Chief Operating Officer of the Company since its inception in 1983.

     Jacob Rosenberg has been Secretary and a Director since the Company's inception in 1983, the Vice President and Chief Operating Officer since February 1995, and the Chief Financial and Accounting Officer since January 2000.

     H. Gene Berger has been a Director of the Company since February 1998. Since 1981 Mr. Berger has been the President of Jay Isle Associates, a consulting firm to the health care industry. During the period July 1969 to December 1981, Mr. Berger was employed by Pfizer, Inc. Pharmaceutical Division, in various senior level management positions. From October 1991 to October 1997, Mr. Berger was employed by Transworld Health Care, Inc., a public company, which is a regional provider of alternate site health care services and products, in a number of capacities including Executive Vice President, President, Chief Operating Officer and Chief Executive Officer. Additionally, Mr. Berger has been CEO and President of six other companies in the health care industry.

     Dennis O'Donnell has been the Chief Operating Officer of the Company's subsidiary, The Bio Balance Corp., since May 2003. In November 2003, Mr. O'Donnell was appointed as President of Bio Balance, and in January 2204 he became a Director of the Company. Mr. O'Donnell has more than 20 years of general management, marketing and business development experience in the pharmaceutical, consumer healthcare and nutritional industries, principally with Wyeth (formerly American Home Products) from 1983 to 2002. From December 1998 to December 2001, Mr. O'Donnell was Executive Vice President and General Manager of the Solgar division of Wyeth, a manufacturer of premium dietary supplements, probiotics and specialty foods. Prior to Solgar, Mr. O'Donnell was Senior Vice President of Global Business Development & Strategic Planning for Wyeth's OTC Drug Division from May 1996 to December 1998, where he identified drugs, devices and medical foods for potential acquisition. From January 1994 to April 1996, he led the Respiratory and GI/Topicals Divisions at Wyeth. From December 2001 to May 2003, Mr. O'Donnell was a consultant at Stonehenge Consulting Services, providing business consulting services to the pharmaceutical and consumer healthcare industries. Mr. O'Donnell is a Registered Pharmacist, with a B.S. in Pharmacy from St. John's University and an MBA in Marketing & Finance from New York University's Stern School.

     Mordecai H. Dicker became a director of the Company in January 2004, and has been the Administrator of the Franklin Care Center, a 180-bed long-term care facility, since 2003. From

2000 to 2003, Mr. Dicker was the Administrator of the Sayreville Senior Living Center, Inc., a 230-bed long-term care facility in South Amboy, New Jersey. From 1998 to 1999, Mr. Dicker was the Program Director of the Company, responsible for payroll, billing, accounts receivable and cash receipts.

     Fred E. Nussbaum became a director of the Company in January 2004, and has for more than the past five years maintained a private practice as a certified public accountant as Fred E. Nussbaum, CPA, providing accounting and auditing services to individuals, partnerships, corporations and not-for-profit and charitable organizations. From 1997 to 1999 Mr. Nussbaum was the Chief Financial Officer of DEB-EL Foods Corporation, a large producer of eggs and egg-based products in the Northeast. Mr. Nussbaum is a member of the American Institute of Certified Public Accountants as well as the New York State Society of Certified Public Accountants. He is a graduate of the Bernard M. Baruch College of the City University of New York (BBA, 1970).

     Mark Gray became a director of the Company in January 2004, and has been the Executive Vice President at ESF Marks, LLC, a computer software company, since 2003. From 2000 to 2003, Mr. Gray was the Director of Clinical Services for CATECG Medical Services, PC, which provides mobile diagnostic cardiology and neurology services to hospitals and other medical care facilities in the New York metropolitan area. From 1985 to 2000, Mr. Gray was an independent computer consultant serving insurance, banking, technology and consumer goods corporations in the development and management of various computer systems and software. Mr. Gray volunteers as a Certified Emergency Medical Technician and serves as the Co-Treasurer and a Director of The Fund for the Poor, a not-for-profit organization that contributes to the support of needy families. Mr. Gray is a graduate of Brooklyn College of the City University of New York (B.A., Medical Computer Science, 1980).

     There is no family relationship between any Director or Executive Officer of the Company.

     The Board determined that H. Gene Berger, Mark Gray, Mordecai H. Dicker and Fred E. Nussbaum are "independent directors" within the meaning of the listing standards of The Nasdaq Stock Market, Inc. ("Nasdaq"), and that upon the election of directors at the Annual Meeting, Fred E. Nussbaum will become the Company's "Designated Financial Expert."

COMMITTEES  AND  ATTENDANCE  OF  THE  BOARD  OF  DIRECTORS

     In order to facilitate the various functions of the Board of Directors, the Board has created a standing Audit Committee and a standing Compensation
Committee. The Board of Directors has no standing nominating committee or any committee performing the functions of a nominating committee. However, the Board has authorized the creation of a Corporate Governance and Nominating Committee which will be responsible for creating and implementing the Company's corporate governance policies, recommending appropriate Board and Board Committee structures and membership, establishing procedures for the director nomination process and recommending nominees for election to the Board and Board Committees. Although no formal procedures for shareholder nominations to the Board currently exist the Corporate Governance and Nominating Committee will also be responsible for recommending to the Board the establishment of procedures for shareholder nominations for election to the Board. The members of the Corporate Governance and Nominating Committee will qualify as "independent directors" within the definition of that term as provided by the listing standards of Nasdaq. It is anticipated that this Committee will become effective immediately after the Annual Meeting and that the charter for the Corporate Governance and Nominating Committee will be available to the Company's stockholders at that time on the Company's web sites at www.nyhc.com and www.thebiobalancecorp.com. Prior to the
                        ------------     -------------------------
establishment of the Corporate Governance and Nominating Committee nominations for directorships were made by the following directors; Jerry Braun, Jacob Rosenberg, H. Gene Berger and Charles J. Pendola.

AUDIT  COMMITTEE  REPORT

     The Audit Committee for the 2002 audit was composed of Charles J. Pendola and H. Gene Berger. The Audit Committee is presently comprised of three members:
Charles J. Pendola, H. Gene Berger and Fred E. Nussbaum*. All members of the Audit Committee are "independent directors" of the Company within the definition of that term as provided by the listing standards of Nasdaq. The Audit Committee's duties include: (i) reviewing with the Company's independent auditors, the scope and results of any audits; (ii) reviewing with the independent auditors and management, the Company's accounting, internal, financial and operating controls and staff and considering and reviewing corrective actions, if necessary, taken or proposed by management; (iii) the selection and hiring of the independent auditors; and (iv) reviewing non-audit services provided by the independent auditors.

     The Audit Committee has adopted a written charter governing the Audit Committee's actions. A copy of the charter of the Audit Committee of the Company is attached as Exhibit A of this Proxy Statement.

          The  Audit  Committee  hereby  states  that  it:

     - has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with the Company's management and the independent auditors;

     - has discussed with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 (Communication with Audit Committee), as may be modified or supplemented;

     - has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountant's independence;

     - with respect to the provision of non-audit services to the Company, the Audit Committee has obtained a written statement from the Company's independent accountants that they have not rendered any non-audit services prohibited by Securities and Exchange

          Commission ("SEC") rules, and that delivery of any such services has not and will not impair the independence of the accountants.

     - recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

The foregoing report has been furnished by members of the Audit Committee.

                      Audit Committee:   Charles J. Pendola
                                         H. Gene Berger
                                         Fred E. Nussbaum*
___________________
*  Mr. Nussbaum was appointed to the Audit Committee in January 2004. He took no part in the Audit Committee's review, consideration, recommendation, or other actions with respect to the Company's audit for the fiscal year ended December 31, 2002

     Charles J. Pendola presently serves as the Audit Committee's Chairman and the Company's "Designated Financial Expert." Upon the consummation of the Annual Meeting and the completion of his term as a director, Mr. Pendola will retire from his positions with the Company and Fred E. Nussbaum will serve as the Audit Committee's Chairman and the Company's "Designated Financial Expert." During the fiscal year ended December 31, 2002, the Audit Committee held two meetings. The Audit Committee also met after the fiscal year end to review the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002.

COMPENSATION  COMMITTEE  REPORT

     The functions of the Company's Compensation Committee include reviewing the existing compensation arrangements with officers and employees, periodically reviewing the overall compensation program of the Company and recommending to the Board modifications of such program which, in the view of the development of the Company and its business, the Committee believes are appropriate, recommending to the full Board of Directors the compensation arrangements for senior management and directors, and recommending to the full Board of Directors the adoption of compensation plans in which officers and directors are eligible to participate and granting options or other benefits under such plans. The members of the Compensation Committee are Mr. Berger, Mr. Pendola (the Board has determined that both are "independent directors" within the meaning of Nasdaq listing standards) and Mr. Braun. Effective with the Annual Meeting Mr. Braun and Mr. Pendola intend to retire from the Compensation Committee. It is anticipated that the members of the Compensation Committee will then consist of
H. Gene Berger and Fred E. Nussbaum, each of whom have been determined by the Board to be "independent directors" within the meaning of the Nasdaq listing standards.

              Members of the Compensation Committee:    H. Gene Berger
                                                        Charles J. Pendola
                                                        Jerry Braun

     During the year ended December 31, 2002, the Board of Directors held three formal meetings, the Audit Committee held two meetings and the Compensation Committee held two meetings. Each director attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors, plus (ii) the total number of meetings held by all committees of the Board of Directors on which the director served.

     Information relating to the Company's issuance of stock options and warrants to executive officers and directors has been fully set forth in the Company's Form 10-K Annual Report for 2002, which is being delivered to stockholders together with this proxy statement, and is incorporated herein by reference.

REMUNERATION  OF  DIRECTORS

     The company's non-employee directors were paid a monthly fee of $1,000, together with $1,000 for their attendance at meetings of the board and $500 for their attendance at committee meetings. The monthly fee was increased to $2,000 in 2003.

STOCK  PERFORMANCE  GRAPH

     The following table depicts the cumulative total return on New York Health Care's common stock compared to the cumulative total return for the Nasdaq Composite-US Index and the Nasdaq Health Index. The table assumes the investment of $100 on December 24, 1996, when the New York Health Care common stock was first traded in a public market. Reinvestment of dividends is inapplicable because New York Health Care has never declared dividends on its common stock.

                               [GRAPHIC  OMITTED]

                       Base Price
                        December   December  December  December  December  December  December
                        24, 1996   31, 1997  31, 1998  31, 1999  31, 2000  31, 2001  31, 2002
                       ----------  --------  --------  --------  --------  --------  --------

New York Health Care       100.00     62.50     25.00     43.75      7.00     84.00     80.25
Nasdaq Health Index        100.00    105.45     89.39     72.87     99.91    106.71     92.44
Nasdaq Composite - US      100.00    125.64    198.56    327.87    197.27    157.06    107.70

     The comparisons in the table and in the graph above are required by the rules of the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of New York Health Care common stock.

AUDIT  FEES

     Weiser LLP audited the Company's financial statements for the fiscal years ended December 30, 2002 and 2001. The aggregate fees billed by Weiser LLP for the 2002 annual audit and the 2001 annual audit were $64,000 and $46,000, respectively, and their fees for review of the interim financial statements during 2002 and 2001 were $33,000 and $30,000, respectively.

AUDIT  RELATED  FEES

     The aggregate fees billed by Weiser LLP during fiscal 2002 and 2001 for assurance and related audit services not covered in the preceding paragraph were $36,000 and $27,000, respectively. These "Audit Related Fees" were primarily for services in connection with the Company's Form S-4 Registration Statement and an audit of a Medicaid cost report.

TAX  SERVICE  FEES

     The aggregate fees billed by Weiser LLP during fiscal 2002 and 2001 for tax compliance, tax advice and tax planning services were $6,000 and $10,000, respectively.

ALL  OTHER  FEES

     There were no other fees billed by Weiser LLP for services rendered to New York Health Care during the fiscal years ended December 30, 2002 and 2001, other than as described above.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

     The Audit Committee has not yet adopted a formal pre-approval policy for audit and non-audit services. The Audit Committee instead pre-approves all audit and non-audit services provided by Weiser LLP prior to the engagement of Weiser LLP with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of Weiser LLP when the entire Committee is unable to do so. The Chairman must report all such pre-approvals to the entire Audit Committee at the next committee meeting.

     Representatives of Weiser LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 1.

                                   PROPOSAL 2:

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     The Audit Committee of the Board of Directors has selected Weiser LLP as the Company's independent auditor for the fiscal year ending December 31, 2003 and is submitting the selection of independent auditor for ratification by stockholders at the Annual Meeting.

     Stockholder ratification of the selection of Weiser LLP as the Company's independent auditor is not required by the Company's by-laws or otherwise. However, the selection of Weiser LLP is being submitted to the stockholders for ratification because the Company believes it is good corporate practice to do so. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 2.

MANAGEMENT  AND  PRINCIPAL  STOCKHOLDERS

     Information relating to the Company's executive officers and directors, the stock ownership of management and the Company's principal stockholders, employment agreements between the Company and its management, certain relationships and related transactions and compliance with Section 16(a) of the Securities and Exchange Act of 1934 has been fully set forth in the Company's Form 10-K Annual Report for 2002, which is being delivered to stockholders together with this proxy statement, and is incorporated herein by reference.

EXECUTIVE  COMPENSATION

     The information regarding executive compensation during the fiscal year ended December 31, 2002 is contained in the Company's Form 10-K Annual Report for 2002 in Item 10 "Executive Compensation," which is incorporated herein by reference.

APPOINTMENT  OF  INDEPENDENT  AUDITOR

     The firm of Weiser LLP, the Company's independent auditor for the fiscal years ended from December 31, 1995 through December 31, 2002, was selected by the Audit Committee to act in the same capacity for the fiscal year ending December 31, 2003. Neither the firm of Weiser LLP nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's Auditor.

STOCKHOLDER  PROPOSALS

     The Company currently intends to hold its stockholders meeting for the fiscal year ended December 31, 2003 in either June or July 2004. Therefore, proposals of the stockholders of New York Health Care which are intended to be presented by stockholders at New York Health Care's 2003 Annual Meeting (to be held in July 2004) must be received by New York Health Care no later than March 31, 2004 to be included in the proxy statement and form of proxy relating to the next Annual Meeting of Stockholders.

     After the March 31, 2004 deadline, a shareholder may present a proposal at the Company's next Annual Meeting of Stockholders if it is submitted to the Company's Secretary at the address set forth above no later than April 30, 2004. If timely submitted, in proper form, the shareholder may present the proposal at the next Annual Meeting of Stockholders, but the Company is not obligated to include the matter in its proxy statement.

COMMUNICATIONS  TO  DIRECTORS

     Shareholder communications to the Board of Directors or an individual Board member may be made by writing to their attention care of Jacob Rosenberg, the Secretary of the Company, at its principal executive offices.

OTHER  MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     The Company's Annual Report on Form 10-K as filed with the SEC for the fiscal year ended December 31, 2002 is being sent with this Proxy Statement to all stockholders of record as of January 16, 2004.

     The following documents have been filed by New York Health Care with the SEC (File No. 1-12451) are incorporated by reference into this Proxy Statement:

     New York Health Care's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (filing dated March 17, 2003).


                                   Signature by order of the Board of Directors.

                                   /s/ Jacob Rosenberg
                                   --------------------------
                                   Jacob Rosenberg, Secretary


Dated:  Brooklyn, New York
        January 22, 2004

                                    APPENDIX

                           NEW YORK HEALTH CARE, INC.
                      PROXY FOR NEW YORK HEALTH CARE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

     The undersigned, a holder of record of shares of Common Stock, par value $.01 per share ("Common Stock") of New York Health Care, Inc. (the "Company"), whereby revokes all prior proxies and appoints Jerry Braun and Jacob Rosenberg, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders and any adjournments, postponements or rescheduling thereof, and instructs said proxies to vote as follows:

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS REFERRED TO IN (1) THROUGH (4) BELOW PROVIDED YOU HAVE SIGNED THIS PROXY.

     PLEASE INDICATE YOUR PROPOSAL SELECTION BY PLACING AN "X" IN THE APPROPRIATE BOX.

     1. To elect Jerry Braun, Jacob Rosenberg, H. Gene Berger, Dennis O'Donnell, Mark Gray, Mordecai H. Dicker and Fred E. Nussbaum, as the seven directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualify.

               FOR                 AGAINST                  ABSTAIN

     2. To approve the selection of Weiser LLP as the Company's independent auditors for the fiscal year ended December 31, 2003.

               FOR                 AGAINST                  ABSTAIN

     3. To transact such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

               FOR                 AGAINST                  ABSTAIN

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING ON BEHALF OF THE UNDERSIGNED.

     _______________________________________________
                    (Signature(s))

     _______________________________________________
              (Print name(s) signed above)

     IF SIGNATURE IS BY A PERSON ACTING IN A REPRESENTATIVE OR FIDUCIARY CAPACITY (e.g. CORPORATEOFFICER OR TRUSTEE), PLEASE PROVIDE TITLE.


                            ____________________________________


                            Date:  ______________________________

                                    EXHIBIT A

                           NEW YORK HEALTH CARE, INC.
                             AUDIT COMMITTEE CHARTER

Purpose
-------

     There shall be a committee of the board of directors (the "Board") of New York Health Care, Inc. (the "Company") to be known as the audit committee. The audit committee's purpose is to:
     (A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

     (B) prepare an audit committee report as required by the SEC's rules to be included in the Company's annual proxy statements, or, if the Company does not file a proxy statement, in the Company's annual report filed on Form 10-K with the SEC.

Composition
-----------

     The audit committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200 of The Nasdaq Stock Market or any successor rule (except as set forth in Rule 4350 (d)(2)(B) or any successor rule); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) or any successor rule under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c) or any successor rule); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement. Additionally, the Company must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Board shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

Specific  Responsibilities  and  Authority
------------------------------------------

The specific responsibilities and authority of the audit committee shall be as follows:

     (A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

     (B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

     (C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

     (D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

     (E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1 or any successor standard, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

     (F)  report  regularly  to  the  Board;

     (G)  make  an  annual  performance  evaluation  of  the  audit  committee;

     (H) review and reassess the adequacy of the audit committee's charter annually;

     (I) comply with all preapproval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7) or any successor regulation;

     (J) review, and where appropriate, approve all "related party transactions" as required by Rule 4350(h) of the Nasdaq Stock Market or any successor rule; and

     (K) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

General  Comments
-----------------

     While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor, the audit committee will generally review (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principle ("GAAP") methods on the financial statements; (C) the effect or regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (D) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

Meetings
--------

     The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. A majority of the members of the audit committee shall constitute a quorum. The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

Delegation
----------

     Any duties and responsibilities of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

Limitations
-----------

     The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company's financial statements or the auditing of the Company's financial statements. The members of the audit committee are not employees of the Company and may not necessarily be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.